Exhibit 10.19

For grants to Harbor Point legacy employees under the 2006 Plan

Harbor Point Limited
Chesney House
96 Pitts Bay Road
Pembroke HM 08, Bermuda
T 441 292 5330
F 441 296 1827
www.harborpoint.com

Option Award Letter

Company Information:	Name Information:
Harbor Point Limited	[ ]
Chesney House
96 Pitts Bay Road
Pembroke HM 08
Bermuda
Phone: 441-292-5330
Fax: 441-296-1827

Effective as of the date of grant, subject to the restrictions described below, you have been awarded an option to purchase common shares of Harbor Point Limited as set forth below:

Grant Type:	Date of Grant:
Option Number:	Date of Expiration:
Number Granted:	FMV Per Share:
Vesting Type:	Exercise Price:
Vesting Start Date:	Total Option Price:

Vesting Schedule:

Date Vested	Shares Vested

Total:

Your award is made pursuant to and subject to the terms of the Harbor Point Limited 2006 Equity Incentive Plan, the terms of which are hereby incorporated by reference, and the award is subject to all terms and conditions contained therein.

Name:	Company: Harbor Point Limited

Date:	Date: